UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 29, 2004

                             WILLIAMS CONTROLS, INC.
                             -----------------------
               (Exact name of Company as specified in its charter)

    Delaware                      0-18083                        84-1099587
---------------            ---------------------            -------------------
(State or other            (Commission File No.)             (I.R.S. Employer
jurisdiction of                                             Identification No.)
 incorporation)

                   14100 S.W. 72nd Avenue, Portland, OR 97224
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                 (503) 684-8600
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

In a press release dated July 29, 2004 Williams Controls, Inc. announced that Patrick Cavanagh has been named President and Chief Executive Officer, effective October 4, 2004. In conjunction with Mr. Cavanagh's appointment, Gene Goodson, the Company's current President, Chief Executive Officer, and Board Chairman will retire from his positions as President and Chief Executive Officer but will remain Chairman of the Board.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

            99.1  Press Release, dated July 29, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                WILLIAMS CONTROLS, INC.

Date: July 29, 2004                             By: /s/ DENNIS E. BUNDAY
                                                    ---------------------------
                                                        Dennis E. Bunday
                                                        Chief Financial Officer


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